Exhibit 99.1

Creating North America’s Premier Food Wholesaler UNFI to Acquire SVU July 26, 2018

Forward Looking Statements This presentation contains, and certain statements made by representatives of UNFI and SUPERVALU, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. UNFI’s and SUPERVALU’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect, ” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, UNFI’s and SUPERVALU’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Actual results could differ materially from those anticipated as a result of various factors, includin g: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the p roposed business combination; (2) the outcome of any legal proceedings that may be instituted following the an nouncement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SUPERVALU or other conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; and (8) other risks and uncertainties identified in the Company’s and SUPERVALU’s filings with the U.S. Securities and Exchange Commission (the “SEC”) The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of the Company and SUPERVALU on file with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements, and there can be no ass urance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected con sequences to, or effects on, the Company. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Given these risks and uncertain ties, you are cautioned not to place undue reliance on such forward-looking statements. 2 The UNFI Difference

3 The UNFI Difference Steve Spinner President, Chief Executive Officer and Chairman United Natural Foods Mark Gross President and Chief Executive Officer Supervalu Today’s Presenters Mike Zechmeister Chief Financial Officer United Natural Foods Sean Griffin Chief Operating Officer United Natural Foods

Transforming into North America’s Premier Wholesale Distributor 4 The UNFI Difference Largest distributor of natural and organic products in the U.S. and Canada Largest publicly traded food wholesaler in the U.S.

5 The UNFI Difference Market Reach and Scale Creates compelling value for customers and shareholders Diversifies Customer Base Expands customer base and increases distribution opportunities across channels, including those where demand for “better for you” products is accelerating and UNFI is under-represented; unlocks new opportunities through comprehensive product portfolio. Enables Cross Selling Opportunities Delivers comprehensive and expanded offerings – including high-growth perimeter categories such as meat and produce – to UNFI’s natural and organic products. And a more robust “better for you” product offering to Supervalu. Expands Market Reach and Scale Wider geographic reach and greater scale is expected to increase efficiencies and effectiveness. Enhances Technology, Capacity and Systems Leverages scalable systems which provide opportunity to streamline its processes, more efficiently meet the needs of customers and significantly reduce future capital expenditures. Delivers Significant Synergies Creates run rate cost synergy opportunity of more than $175 million by year 3. 1 2 3 4 5 Transforming into North America’s Premier Wholesale Distributor

6 The UNFI Difference Enhanced product range to bring attractive, comprehensive product portfolio to expanded universe of customers Advances Build-out-the-Store Growth Strategy Private Brand Portfolio

A Highly Complementary Combination

Combining two wholesale distribution leaders with differentiated and unique capabilities unfi



Other
11 %
Supernatural
33 %
Independent
Natural
Retailers
26 %
Supermarket
30 %

\+

SUPERVALU



Other
5%
SVU FL
5%
Unified
Grocers
29%
Independent
Regional
Supermarket
61%

unfi SUPERVALU



Other
8%
Supernatural
14%
SVU FL
3%
Independent
Natural
Retailers
11%
Unified
Grocers
17%
Independent
Regional
Supermarket
48%

Diverse and broad customer base including fastest growing retailers and e-tailers.

Source: Annual filings

Note: ""Other" category for UNFI includes E-Commerce Retailers and Food Service Customers, and other. "Other" category for SUPERVALU includes corporate revenue, military revenue and other; "SVU FL" pro forma revenue of $644mm; "West Region" pro forma revenue of $3,715mm; "Conventional Supermarket" category for SVU includes Multi Stores (2 - 9 Stores), Regional Chains (10+ Stores), Single Stores. SUPERVALU reflects wholesale channel distribution only.

7 | The UNFI Difference

unfi united natural foods

Overview 8 The UNFI Difference

Supervalu: A Leader in U.S. Wholesale Food Distribution 9 The UNFI Difference Net Sales Breakdown Source: Supervalu investor presentation; Company data as at February financial year end Includes 113 military commissaries. Store counts as of February 24, 2018. Includes continuing operations only. Store counts as of February 24, 2018. Retail segment has negative EBIT contribution. 48 3,323 114 ~$15.6B 175,000 5,000+ STATES PRIMARY SUPPLIED CUSTOMER STORES1 CORPORATE RETAIL STORES2 FISCAL 2019 PROJECTED REVENUE SKUS PRIVATE BRANDS SKUS Wholesale Channel Breakdown Adj. EBIT by Segment3 ?Regional Chains (10+ stores) 51% ?Multi Stores (2 - 9 stores) 25% ?Single Stores 16% ?Military 7% ?Export/Other 1% ?Wholesale 78% ?Retail 22% ?Corporate 1% ?Corporate 4% Wholesale 96%

Supervalu: Wholesale Business Review Back office (accounting / HR) Ethnic/ Specialty 23% Retail operations (pricing, ads, shelf management, credit card processing) Traditional 43% Upscale/ Fresh 16% Value 18% Technology (SV Digital, systems) National distribution footprint (29 distribution centers) Procurement efficiencies (equivalent to retailer with approximately $28 billion in retail sales) Merchandising optimization 10 The UNFI Difference Economies of Scale and Expertise Customers and Products Professional Services

Synergies and Financial Impact 11 The UNFI Difference

Compelling Synergy Opportunities Unlocking potential value across our business Cross-selling, offering to high-growth products in perimeter of store and expanded private label offering Revenue Alignment of inbound logistics and adopt professional services unit Optimize supply chain and enhanced capacity in certain distribution centers Expanded Gross Margin Capital Expenditure Synergy Operational and SG&A efficiency and increased capacity, optimize lease contracts and reduce fleet related expenses Consolidation of IT systems and infrastructure; leverage efficient technology to streamline processes Systems and Technology Operations / SG&A 12 The UNFI Difference

Financial Impact one2 1 Reflects FY18 SVU Wholesale and UNFI trailing twelve months results as of Q3FY18/ 2 On an adjusted basis, excluding retail and one-time costs 13 The UNFI Difference Over time, divest SVU retail business in a thoughtful and economic manner Proceeds to pay down debt Retail Divestiture Strong cash flow profile with commitment to reduce leverage Debt/EBITDA leverage can be reduced by two full turns in three years Credit Profile Delivers run rate synergies in excess of $175 million by year three Accretive to Adj. EPS in year one with double-digit Adj. EPS growth after year Synergies & Accretion Net Sales in excess of $21 billion Combined Adj. EBITDA of over $650 million Financial Profile1

Transforming into North America’s Premier Wholesale Distributor 14 The UNFI Difference Largest distributor of natural and organic products in the U.S. and Canada Largest publicly traded food wholesaler in the U.S.

Important Additional Information will be Filed with the SEC 15 The UNFI Difference The information in this presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by UNFI or SUPERVALU. In connection with the proposed transaction, SUPERVALU plans to file with the SEC a proxy statement (the “Proxy”), and SUPERVALU may file with the SEC other documents regarding the proposed transaction. The definitive Proxy will be mailed to shareholders of SUPERVALU. SHAREHOLDERS OF SUPERVALU ARE URGED TO READ THE PROXY REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY SUPERVALU, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Proxy (when available) and other documents filed with the SEC by SUPERVALU through the website maintained by the SEC at www.sec.gov. UNFI, SUPERVALU and their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of SUPERVALU in respect of the proposed transaction. Information regarding SUPERVALU’s directors and executive officers is available in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on June 5, 2017, and information regarding UNFI’s directors and executive officers is available in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on November 3, 2017. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy and other relevant materials to be filed with the SEC when they become available.